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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

    Pursuant to Section 13, or 15(d) of the Securities Exchange Act of 1934
               Date of Report  (Date of earliest event reported)
                      October 20, 2000 (October 19, 2000)

                           AREA BANCSHARES CORPORATION
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             (Exact name of registrant as specified in its charter)

      Kentucky                       0-26032                    61-0902343
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  (State or other            (Commission File Number)          (IRS Employer
  jurisdiction of                                            Identification No.)
  incorporation)

      230 Frederica Street, Owensboro, Kentucky                     42301
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(Address of principal executive office)                           (Zip code)

Registrant's telephone number, including area code:  (270) 926-3232
                                                     --------------

                                 Not Applicable
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(Former name or former address, if changed since last report)








                     The Current Report consists of 5 pages.
                     The exhibit index is located on page 4.






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Item 5.  Other Events

         On October 19, 2000 Area Bancshares Corporation ("Area") announced that its Board of Directors approved the repurchase over the next twelve months of up to 5% of its common stock as market conditions permit in the open market or through non-solicited privately negotiated transactions. The total number of shares repurchased could total 812,536 based on 16,250,712 shares outstanding as of October 16, 2000.

         A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

         C.  Exhibits

                           Exhibit No.                Description
                           -----------                -----------

                               99.1        Press release dated October 19, 2000















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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Area Bancshares Corporation



DATE:  October 20, 2000             By: /s/ Edward J. Vega
                                        ----------------------------------------
                                        Edward J. Vega
                                        Senior Vice President &
                                        Chief Financial Officer







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                                INDEX TO EXHIBITS

         Exhibit Number                       Exhibit Description
         --------------                       -------------------

              99.1                       Press release dated October 19, 2000



































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